UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2024
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Teladoc Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-37477 (Commission File Number)	04-3705970 (I.R.S. Employer Identification No.)
2 Manhattanville Road Suite 203 Purchase, NY 10577
(Address of principal executive offices and zip code)
(203) 635-2002
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	TDOC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On April 5, 2024, Teladoc Health, Inc. (“Teladoc Health” or the “Company”) announced that it continues to expect its outlook for the quarter ended March 31, 2024 and the year ending December 31, 2024 to be consistent with the outlook ranges disclosed in the Company’s earnings release on February 20, 2024. The financial results for the quarter ended March 31, 2024 are preliminary, unaudited and subject to change in connection with the completion of the Company’s financial closing process and the preparation of its financial statements for the quarter ended March 31, 2024.

The information in this Item 2.02 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Transition

On April 5, 2024, Teladoc Health announced the appointment of Mala Murthy to the position of acting Chief Executive Officer of the Company, effective immediately, replacing Jason Gorevic, who will also depart from the Board of Directors of the Company as required by his employment agreement. Following her appointment as acting Chief Executive Officer, Ms. Murthy will continue to serve as the Company’s Chief Financial Officer.

Ms. Murthy, 60, has served as the Company’s Chief Financial Officer since 2019, in which capacity she has led the Company’s global finance organization, including accounting, financial planning & analysis and investor relations. Previously, from 2016 to 2019, she served as Chief Financial Officer of Global Commercial Services at American Express, a financial services company, where she led strategic investment decisions and financial stewardship.

Except as otherwise disclosed in this current report, there are no arrangements or understandings between Ms. Murthy, on the one hand, and any other person, on the other hand, pursuant to which she was selected as an officer of the Company. Additionally, there are no family relationships between Ms. Murthy, on the one hand, and any director or officer of the Company, on the other hand, or any other related party transaction of the Company involving Ms. Murthy that would require disclosure under Item 404(a) of Regulation S-K.

Compensation Arrangements

In connection with her appointment as acting Chief Executive Officer, Ms. Murthy has entered into a letter agreement (the “Acting CEO Letter Agreement”) with the Company that provides that, while she serves as acting Chief Executive Officer, her base salary will be increased from $530,000 to approximately $750,000 and her target bonus opportunity will be increased from 75% to 120% of her base salary. In addition, Ms. Murthy will receive an additional annual equity grant with a target value of approximately $1,100,000 on the date of grant, which will be delivered as 50% time-vesting restricted stock units and 50% performance-vesting restricted stock units that will generally vest on the same schedule as her existing 2024 annual equity refresh grant.

The above summary does not purport to be a complete description and is qualified in its entirety by the Acting CEO Letter Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

In connection with his separation, Mr. Gorevic will be eligible to receive the separation benefits pursuant to his employment agreement, subject to Mr. Gorevic’s execution and nonrevocation of a release of claims and other conditions of his employment agreement.

Item 7.01    Regulation FD Disclosure.

The Company’s press release regarding the executive transition described above is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements the Company makes regarding future financial or operating results.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to its business model; (ii) changes in market conditions and receptivity to its services and offerings, including its ability to effectively compete; (iii) results of litigation or regulatory actions; (iv) the loss of one or more key clients or the loss of a significant number of members or BetterHelp paying users; (v) changes in valuations or useful lives of its assets; (vi) changes to its ability to recruit and retain qualified providers into its network; (vii) the impact of and risk related to impairment losses with respect to goodwill or other assets; and (viii) the success of its operational review of the Company to achieve a more balanced approach to growth and margin. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in its SEC reports, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission.

Any forward-looking statement made by the Company in this report is based only on information currently available to it and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1*	Teladoc Health, Inc. press release, dated April 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024

Teladoc Health, Inc.

By:	/s/ Adam C. Vandervoort
Name:	Adam C. Vandervoort
Title:	Chief Legal Officer and Secretary